SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ______________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   November 24, 1999
                                ______________


                         GLOBAL CROSSING HOLDINGS LTD.
           ________________________________________________________
              (Exact Name of Registrant as Specified in Charter)


           Bermuda                   333-61457               98-0186828
      ___________________           ___________           _______________
  (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)            File Number)         Identification No.)

              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
  ___________________________________________________________________________
  (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code   (441) 296-8600
                                ______________

                                NOT APPLICABLE
  ___________________________________________________________________________
             (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         On November 24, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing") issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the completion of its acquisition of Racal Telecom, a group of subsidiaries of Racal Electronics plc, for (Pound Sterling)1 billion (approximately $1.65 billion) in cash. The agreement to purchase Racal Telecom was announced on October 11, 1999. Racal Telecom is held through Global Crossing (Bidco) Limited, an indirect, wholly-owned subsidiary of the registrant. The transaction was funded from three sources:

         - Global Crossing (Bidco) Limited raised (Pound Sterling)300 million (approximately $495 million) by issuing shares to Trushelfco (No. 2567) Limited, an indirect, wholly-owned subsidiary of the registrant;

         - Global Crossing (Bidco) Limited borrowed (Pound Sterling)240 million (approximately $340 million) by way of a subordinated loan from Trushelfco (No. 2567) Limited; and

         - Global Crossing (Bidco) Limited borrowed the remaining monies under a senior facility consisting of a (Pound Sterling)400 million (approximately $660 million) term loan and a (Pound Sterling)275 million (approximately $454 million) revolving credit facility. Citibank International plc acted as the facility agent and Citibank N.A. acted as the security trustee under the senior facility. The senior facility was arranged by various banks and financial institutions acting as joint lead arrangers.

         Trushelfco (No. 2567) Limited's rights under the subordinated loan were subordinated to the lenders' rights under the senior facility.

Item 7.  Financial Statements and Exhibits.

         (a)              Financial Statements of Business Acquired:

                          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

         (b)              Pro Forma Financial Information:






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                          Financial statements required by this item shall be
                          filed not later than 60 days after the date that this report is required to be filed.

         (c)     Exhibits:

                 2.1 Sale Agreement, dated October 10, 1999, among Controls and Communications Limited, The Racal Corporation, Racal Electronics plc and Global Crossing Ltd., incorporated herein by reference to
                          Exhibit 2.1 of Global Crossing's report on Form 8-K, filed on October 21, 1999.

                 99.1 Press Release of Global Crossing Ltd., dated November 24, 1999.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL CROSSING HOLDINGS LTD.



                                     By:      /s/  Robert Klug
                                              ----------------------
                                     Name:    Robert Klug
                                     Title:   Controller

Dated:  December 3, 1999

















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                                 EXHIBIT INDEX

Exhibit No.         Description

2.1 Sale Agreement, dated October 10, 1999, among Controls and Communications Limited, The Racal Corporation, Racal Electronics plc and Global Crossing Ltd., incorporated herein by reference to Exhibit 2.1 of Global Crossing's report on Form 8-K, filed on October 21, 1999.

99.1                Press Release of Global Crossing Ltd., dated November 24,
                    1999.